1 FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “First Amendment”) is made and entered into as of the 28th day of September, 2023, by and among NSA OP, LP, a Delaware limited partnership (the “Borrower”), certain Subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the “Guarantors” and together with the Borrower, collectively, the “Loan Parties”), NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (“NSA REIT”), KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”) and in its capacity as Swingline Lender and as issuer of Letters of Credit, and those financial institutions which are a party to the Credit Agreement (defined below) as Lenders (together representing the Requisite Lenders) that are signatories to this First Amendment. WHEREAS, the Loan Parties, NSA REIT, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of January 3, 2023 (as amended, modified, supplemented or restated and in effect from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein; WHEREAS, the Borrower has requested that the Lenders and Administrative Agent make certain amendments to the Credit Agreement; and WHEREAS, the Lenders and Administrative Agent are willing to make such amendments to the Credit Agreement on the terms, and subject to the conditions, set forth in this First Amendment. NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement. This First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. 2. Amendments to Credit Agreement (a) Amendment to Section 8.12 (REIT Status) of the Credit Agreement. The first two paragraphs of Section 8.12 of the Credit Agreement are hereby amended and restated in their entirety to read as follows (change noted in bold and underlined text): “NSA REIT shall at all times maintain its status as a REIT and its election to be treated as a REIT under the Internal Revenue Code. Without limitation of the immediately preceding sentence, and notwithstanding any other provision of this Agreement or any other Loan Document, NSA REIT shall not engage in any business other than (a) the business of acting as a REIT and serving as the general partner of the Borrower and matters directly relating thereto and (b) engaging in the Exhibit 10.6

2 other activities permitted pursuant to this Section 8.12. NSA REIT (x) shall not (A) own assets other than its Equity Interest in the Borrower (other than (1) cash and other assets of nominal value incidental to NSA REIT’s ownership of such Equity Interests and in connection with NSA REIT’s corporate overhead costs, including, without limitation, expenditures related to its maintenance as a public company; provided that proceeds of any equity or debt issuance will promptly (but in no event later than 5 Business Days) be contributed directly to the Borrower, (2) assets maintained on a temporary or pass-through basis (for no more than 5 Business Days) that are held for subsequent payment of permitted dividends and other permitted Restricted Payments, (3) other non-income producing assets of immaterial value held in connection with the operation of NSA REIT as a REIT, including, without limitation, any immaterial non-income producing assets held by NSA REIT in the ordinary course of business prior to the date hereof, (4) Equity Interests in a direct Wholly-Owned Subsidiary of NSA REIT (each such Subsidiary, an “Intermediate Subsidiary”) which at all times shall hold no assets other than limited partnership interests in the Borrower (or other assets that shall be contributed to the Borrower within five (5) Business Days of acquisition thereof), and which Intermediate Subsidiary is formed in connection with tax-efficient structuring of an acquisition of a corporation owning Equity Interests in the Borrower and (5) Equity Interests in an Intermediate Subsidiary (other than an Intermediate Subsidiary formed in connection with tax-efficient structuring as described in clause (4) above) or assets of such Intermediate Subsidiary, in each case, that will promptly (but in no event later than 5 Business Days) be contributed to the Borrower), (B) conduct any business other than activities associated with its ownership of the Equity Interests in the Borrower, including, without limitation, activities in its capacity as general partner of the Borrower, and its existence as a public company or (C) have, incur or Guarantee any liabilities other than (i) obligations incurred in the ordinary course of business that are not in the nature of Indebtedness for borrowed money, and (ii) the Existing Non-Recourse Guaranty, (y) shall contribute to the Borrower all proceeds of Equity Issuances by NSA REIT, net of transaction costs, promptly (and in any event within 5 Business Days of receipt thereof) and shall not grant a Lien to any Person in such proceeds and (z) shall continue to be the sole general partner of the Borrower. NSA REIT shall not create, incur or suffer to exist any Lien on its Equity Interests in the Borrower or its Equity Interests in its other Subsidiaries (including, in any event on its, the Borrower’s, any Subsidiary’s or any Partially-Owned Entity’s direct or indirect Equity Interests in any Subsidiary owning or leasing any Eligible Unencumbered Property). NSA REIT shall maintain at least one class of common shares of NSA REIT having trading privileges on the New York Stock Exchange, the NASDAQ Stock Market, or the NYSE American. (a) No Intermediate Subsidiary shall (A) own any assets other than (1) its Equity Interest in the Borrower, (2) cash and other assets of nominal value incidental to such Intermediate Subsidiary’s ownership of such Equity Interest and in connection with Intermediate Subsidiary’s corporate overhead costs and (3) assets maintained on a temporary or pass-through basis (for no more than 5 Business Days) that are held for subsequent payment of permitted dividends and other permitted Restricted

3 Payments or are contributed or otherwise transferred to Borrower within five (5) Business Days of obtaining ownership thereof , as contemplated by Sections 8.12(x)(A)(4) and (A)(5) above, (B) conduct any business other than activities associated with its ownership of the Equity Interest in the Borrower or ownership of other assets that are contributed or otherwise transferred to Borrower within five (5) Business Days of obtaining ownership thereof, as contemplated by Sections 8.12(x)(A)(4) and (A)(5) above or (C) have, incur or Guarantee any liabilities other than contingent obligations incurred in the ordinary course of business in connection with the acquisition of a third party, which obligations are not in the nature of Indebtedness for borrowed money, and (b) each Intermediate Subsidiary shall contribute to the Borrower all proceeds of Equity Issuances by such Intermediate Subsidiary, net of transaction costs, promptly (and in any event within 5 Business Days of receipt thereof) and shall not grant a Lien to any Person in such proceeds. No Intermediate Subsidiary shall create, incur or suffer to exist any Lien on any of its assets, including its Equity Interests in the Borrower or its other Subsidiaries. Subject to the limitations set forth in this Section 8.12 and as otherwise set forth in this Agreement, an Intermediate Subsidiary may be formed and such Intermediate Subsidiary may be a party to any permitted transaction so long as (a) no Default or Event of Default exists or would result therefrom, (b) the Borrower shall provide the Administrative Agent (x) at least three (3) Business Days’ (or such shorter time as is approved by the Administrative Agent in its sole discretion) prior written notice of such Intermediate Subsidiary being formed, (y) at least (3) Business Days’ (or such shorter time as is approved by the Administrative Agent in its sole discretion) prior written notice of the execution of definitive documents for the transaction in connection with which such Intermediate Subsidiary was formed, which, in each case, shall include a summary description of such transaction, together with an updated organizational structure chart for NSA REIT and its Subsidiaries (which, for the avoidance of doubt, may, at Borrower's option, be included in the notice described under the foregoing clause (x)), and (z) such other information as the Administrative Agent may reasonably request in writing within two (2) Business Days' of the Administrative Agent's receipt of the notice described under the foregoing clause (y) (or at any time in accordance with Section 9.5(m)), and (c) if requested by the Administrative Agent in connection with an Intermediate Subsidiary described under clause (5) of the immediately preceding paragraph, the Borrower shall provide the Administrative Agent with evidence that the contribution(s) to the Borrower required under such clause (5) have been consummated as required under this Section 8.12 (it being agreed that any and all information provided under the foregoing clauses (b) and/or (c) shall be kept confidential by the Administrative Agent and the Lenders in accordance with and to the extent required by Section 13.8 hereof). For the avoidance of doubt, no assets owned by any Intermediate Subsidiary shall constitute an Eligible Unencumbered Property while owned by such Intermediate Subsidiary.” (b) Amendment to Section 10.2 (Restricted Payments) of the Credit Agreement. The last paragraph of Section 10.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows (change noted in bold and underlined text):

4 “Notwithstanding the foregoing, if a Default or Event of Default exists or would result therefrom, (x) the Borrower may declare and make cash distributions to NSA REIT and other holders of partnership interests in the Borrower with respect to any fiscal year only to the extent necessary for NSA REIT to distribute, and NSA REIT may so distribute, an aggregate amount not to exceed the minimum amount necessary for NSA REIT to remain in compliance with the first sentence of Section 8.12 and to avoid the imposition of income and excise taxes under Sections 857 and 4981 of the Internal Revenue Code; provided that upon the occurrence of any Default or Event of Default described in Section 11.1(a), 11.1(b), 11.1(f) or 11.1(g) or the acceleration of the maturity of any of the Obligations, NSA REIT and the Borrower may not make any distributions under this Section 10.2 and (y) except to the extent permitted pursuant to clause (x) above, the Loan Parties shall not, and shall not permit any other Subsidiary of the Borrower to, make any Restricted Payments to any Person other than to the Borrower or any of its Wholly- Owned Subsidiaries.” 3. No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly set forth herein, to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any Lender’s right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. 4. Conditions to Effectiveness. This First Amendment shall become effective as of the date when each of the following conditions is satisfied: (a) The Administrative Agent’s receipt of the following, each of which shall be originals (or, if permitted by the Administrative Agent, telecopies), each dated as of the date hereof and each in form and substance satisfactory to the Administrative Agent: (i) counterparts of this First Amendment, properly executed by a Responsible Officer of each of the Loan Parties, NSA REIT and Lenders constituting Requisite Lenders; (ii) counterparts of amendments to the Borrower’s (or any other Loan Party’s) existing senior Unsecured Indebtedness in a form and substance satisfactory to the Administrative Agent, to reflect amendments that are substantially similar to those set forth in Section 2 hereof, properly executed by a Responsible Officer of each of the Loan Parties, NSA REIT and each of the lenders under the terms of each existing senior Unsecured Indebtedness; and (iii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

5 5. Representations and Warranties. NSA REIT, Borrower and each of the Guarantors jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows: (a) The execution, delivery and performance of this First Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent limited liability company or partnership) authority of NSA REIT and each of the Loan Parties, (ii) have been duly authorized by all necessary corporate, limited liability company or partnership (or other) proceedings of NSA REIT and each applicable Loan Party, (iii) do not conflict with or result in any material breach or contravention of any provision of any Applicable Law applicable to NSA REIT or any Loan Party or of any judgment, order, writ, injunction, license or permit applicable to NSA REIT or any of the Loan Parties, (iv) do not conflict with, result in a breach of or constitute a default under the organizational documents of NSA REIT or any Loan Party, or any material indenture, agreement or other instrument to which NSA REIT, any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (v) do not require any Governmental Approval and (vi) do not contravene any provisions of, or constitute a Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to NSA REIT or such Loan Party or any of NSA REIT’s or such Loan Party’s properties or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of NSA REIT or such Loan Party. (b) This First Amendment has been duly executed and delivered by NSA REIT and each of the Loan Parties and constitutes the legal, valid and legally binding obligations of NSA REIT and each of the Loan Parties enforceable against each of them in accordance with the respective terms and provisions hereof, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Obligations are not subject to any offsets, defenses or counterclaims. (c) Other than approvals or consents which have been obtained or filings which have been made (in each case, written copies of which have been furnished to the Administrative Agent) and are in full force and effect, the execution, delivery and performance by the NSA REIT and each of the Loan Parties of this First Amendment, and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority. (d) The representations and warranties made or deemed made by NSA REIT and each Loan Party in the Loan Documents to which it is a party are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). For purposes of this Paragraph 5(d), the representations and warranties contained in Section 7.11 of the Credit

6 Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement. (e) Both before and after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. 6. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment. NSA REIT and each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. 7. Further Assurances. NSA REIT and the Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this First Amendment. 8. No Actions, Claims, etc. As of the date hereof, NSA REIT and each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or other Loan Documents on or prior to the date hereof. 9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. 10. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 11. Consent to Jurisdiction; Venue; Waiver of Jury Trial. The jurisdiction, venue and waiver of jury trial provisions set forth in Section 13.4 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. 12. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile or pdf electronic mail, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Notwithstanding the foregoing, any pdf electronic signature shall be promptly followed by a manually executed, original counterpart.

7 The existence of this First Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects. This First Amendment shall constitute a “Loan Document” for all purposes under the Loan Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement – KeyBank (NSA 2023)] BMO HARRIS BANK, N.A., as a Lender By: Name: Title: Jonas Lee Robinson Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement – KeyBank (NSA 2023)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Rebecca Ghermezi Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement – KeyBank (NSA 2023)] JPMORGAN CHASE BANK, N.A.  By:    Name: David Glenn  Title:  Authorized Signatory